UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2020

SPHERE 3D CORP.
(Exact Name of Registrant as Specified in Charter)

Ontario, Canada	001-36532	98-1220792
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

895 Don Mills Road, Bldg. 2, Suite 900 Toronto, Ontario	M3C 1W3
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 571-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Share Purchase Agreement

On September 14, 2020, Sphere 3D Corp. (the "Company" or "Sphere") entered into a securities purchase agreement (the "SPA") with an investor relating to the issuance and sale to the investor of 3,000 shares (the "Shares") of the Company's to-be-established Series E Convertible Preferred Stock, no par value (the "Series E Preferred Stock") in a private placement transaction, for proceeds of $3 million.  The sale of the Shares to the investor is expected to close on or about September 30, 2020, subject to regulatory and NASDAQ approvals. A copy of the SPA is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Form of Certificate of Designation for the Series E Preferred Stock (the "Certificate of Designation") is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Under the SPA, the Company has made certain customary representations, warranties and covenants.

Pursuant to the Certificate of Designation, each share of Series E Preferred Stock shall have a stated value of $1,000.00 and is convertible into the Company's common shares at a conversion price equal to the lower of (1) 80% of the average of the three (3) lowest VWAPs of the common stock during the ten (10) trading days immediately preceding, but not including, the conversion date and (2) $2.00; however, in no event shall the conversion price be lower than $1.00 per share.  The Series E Preferred Stock is non-voting and pays dividends at a rate of 8% per annum.

The Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and state securities laws. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful.

The Shares are being offered and sold to an accredited investor without registration under the Securities Act or any state securities laws. The Company is relying upon the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful.

The foregoing summary of the terms of the SPA and the Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Amendment No. 1 to Agreement and Plan of Merger

On July 14, 2020, Rainmaker Worldwide Inc., a Nevada corporation ("Rainmaker"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Sphere, an Ontario corporation and S3D Nevada Inc., a Nevada corporation and wholly owned subsidiary of Parent ("Merger Sub") ("collectively the "Parties"). The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into Rainmaker (the "Merger"), and as a result Rainmaker will continue as the surviving operating corporation and a wholly owned subsidiary of Sphere.

On September 14, 2020, the Parties entered into Amendment No. 1 to Agreement and Plan of Merger (the "Amendment"). Under the Amendment, the ratio of Sphere stock to be received by Rainmaker shareholders has changed from 1/3rd of a share of Sphere per common or preferred share of Rainmaker to 1/15th of a share. Under the Amendment, the Company has also agreed to loan $1,850,000 to Rainmaker as described below under New Rainmaker Promissory Note.

The foregoing summary of the terms of the Amendment are subject to, and qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed hereto as Exhibit 10.3 to this Current Report on Form 8-K.

New Rainmaker Promissory Note

On September 14, 2020, Sphere entered into a Senior Secured Convertible Promissory Note (the "New Note") with Rainmaker, pursuant to which Sphere loaned  Rainmaker the principal amount of  $3,105,896.72 comprised of: (a) a new advance of $1,850,000, (b) the principal and any interest owing under existing promissory notes issued by Rainmaker to two investors on April 2, 2020 in the aggregate amount of $1,105,896.72, which indebtedness was assigned to Sphere on May 4, 2020 (the "Assigned Notes"), and (c) a promissory note in the principal amount of $150,000 issued to Sphere on August 4, 2020 (the "Original Note"). The Assigned Notes and the Original Note are included in the principal amount of the New Note and therefore, the Assigned Notes and the Original Notes are deemed cancelled. The New Note shall be secured as a registered lien under the Uniform Commercial Code and the Personal Property Security Act (Ontario) against the assets of Rainmaker and shall bear interest at the rate of 10% per annum.  The principal and interest shall accrue monthly and be due and payable in full on the three-year anniversary date of the funding advance of $1,850,000.  The New Note will fund on or about the closing date of the SPA transaction described above.

Subject to certain limitations, the New Note is convertible at any time for common shares of Sphere.  The conversion price shall be equal to 85% multiplied by the average of the five closing prices of Sphere common stock immediately preceding the trading day that the Company receives a notice of conversion; however, the conversion price shall not be less than $0.15 per share.

The foregoing summary of the terms of the New Note are subject to, and qualified in its entirety by reference to the full text of the New Note, a copy of which is filed hereto as Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the New Note is incorporated herein by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the SPA is incorporated herein by reference into this Item 3.02.

Item 8.01	Other Events.

A copy of the press release issued by the Company on September 14, 2020, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 4.1	Senior Secured Convertible Promissory Note dated September 14, 2020

Exhibit 10.1	Form of Purchase Agreement dated September 14, 2020

Exhibit 10.2	Form of Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock

Exhibit 10.3	Amendment No. 1 to Agreement and Plan of Merger dated September 14, 2020

Exhibit 99.1	Press Release dated September 14, 2020

All references in this 8-K to dollars, unless otherwise specifically indicated, are expressed in United States currency.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, Sphere and Rainmaker intend to file with the SEC a registration statement on Form S-4 or F-4, as applicable, which will contain an information statement of Rainmaker and a proxy statement/prospectus of Sphere (the "Proxy Statement/Prospectus"), and intend to mail the definitive proxy statement/prospectus to the Company's stockholders when available. SECURITY HOLDERS OF SPHERE AND RAINMAKER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY RELATED AMENDMENTS, SUPPLEMENTS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPHERE, RAINMAKER, THE PROPOSED TRANSACTION AND RELATED MATTERS. Security holders may obtain free copies of the Proxy Statement/Prospectus and other documents (when available) that Sphere and Rainmaker file with the SEC through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Sphere, Rainmaker and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Rainmaker in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the definitive Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Sphere's executive officers and directors is included in Sphere's proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on December 6, 2019 and in Sphere's Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on May 14, 2020 and amended on May 15, 2020 ("Annual Report"). Changes in the director or indirect interests of Sphere's directors and executive officers are set forth in Forms 3, 4 and 5 as filed with the SEC. These documents are available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of Sphere. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Sphere's business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of Rainmaker, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Sphere and Merger Sub to obtain the necessary financing, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on Sphere's or Rainmaker's business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts Sphere's or Rainmaker's current plans and operations, (vii) risks related to diverting management's attention from Sphere's or Rainmaker's ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against Sphere, Rainmaker or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Sphere described in the "Risk Factors" section of Sphere's Annual Report and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Sphere assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Sphere does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2020

SPHERE 3D Corp.

By: /s/ Peter Tassiopoulos
          Name:  Peter Tassiopoulos
          Title:    Chief Executive Officer

EXHIBIT INDEX Form 8-K

Exhibit Number	Description

Exhibit 4.1	Senior Secured Convertible Promissory Note dated September 14, 2020

Exhibit 10.1	Form of Purchase Agreement dated September 14, 2020

Exhibit 10.2	Form of Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock

Exhibit 10.3	Amendment No. 1 to Agreement and Plan of Merger dated September 14, 2020

Exhibit 99.1	Press Release dated September 14, 2020